Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

Note 5 — Notes Payable

In January 2009, we entered into a Loan and Security Agreement (the "Loan Agreement") with General Electric Capital Corporation ("GECC") pursuant to which GECC converted the balance due under capital lease obligations, along with a lease termination fee and amounts payable for property taxes, to a promissory note in the amount of approximately $5.5 million at an interest rate of 12.3% per year. As a result of the capital lease termination and issuance of the note payable, we recorded a lease termination fee of approximately $0.2 million during the first quarter of 2009, which was presented as a component of gain on settlement of liabilities, net. The loan was paid in full in June 2009 and the Loan Agreement terminated.

In December 2009, we entered into a Note and Warrant Purchase Agreement (the "Note Agreement"), pursuant to which we received $1 million cash and issued 12% secured promissory notes due February 1, 2010 in the aggregate principal amount of $1.0 million ( the "Notes") and warrants to purchase up to 268,819 shares of our common stock. The warrants had an initial exercise price of $4.08 per share, which was subject to downward price adjustment until December 31, 2010, and are exercisable for five years. In November 2010 the warrant exercise price was adjusted to $1.84 per share and as of December 31, 2010 there will be no further price adjustments to these warrants. The Note Agreement contained certain customary representations, warranties and covenants, including that we would not declare or pay dividends. The Notes were collateralized by substantially all of our assets. In January 2010, we received net proceeds of approximately $4.9 million in a registered direct offering of 1,346,389 shares of common stock and 875,155 warrants. In January 2010, we paid the principal amount of the Notes and accrued interest in full, the Note Agreement terminated, and the collateral was released.

In connection with the Note Agreement, we recorded debt issuance costs of approximately $0.1 million which were amortized as interest and other expense over the term of the notes. In addition, we recorded a discount on notes payable of approximately $0.9 million which represents the fair value of the warrants issued in connection with the notes payable, as determined utilizing the Black-Scholes-Merton valuation model with assumptions of expected life of five years, volatility rate of 117%, risk-free interest rate of 2.5% and dividend rate of nil. The discount on notes payable was reported net of related notes payable and amortized as interest expense over the term of the notes. The estimated fair value of the warrants was recorded as an increase in fair value liability for price adjustable warrants.

Concurrent with the execution of the Merger Agreement, we entered into a Loan Agreement with Cequent pursuant to which, among other things, Cequent extended to us loans in the aggregate principal amount of $3.0 million to fund our operations prior to the merger. In each of April, May and June 2010, Cequent loaned us $1.0 million under the Loan Agreement. The loans were evidenced by a secured promissory note, issued by us to Cequent, which bears interest, at a rate of ten percent per annum. On July 21, 2010 the merger was consummated and, in accordance with the Loan Agreement, the then outstanding principal balance of the loans and all interest then accrued but unpaid thereon was settled in full.

Pursuant to the Loan Agreement we issued to Cequent a warrant to purchase shares of common stock, with each such warrant to be exercisable for a number of shares of common stock equal to sixty-five percent (65%) of the principal amount of the loan being made on such date divided by $4.598. In each of April, May and June 2010, in connection with the issuance of notes payable to Cequent, we issued a warrant to purchase 141,354 shares of common stock at $4.598 per share, for a total of 424,062 shares, which were exercisable, for a five year term, only if the merger is not consummated. The warrant provided that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants. The issuance of these warrants was not a dilutive issuance. On July 21, 2010 the merger was consummated and, in accordance with the Loan Agreement, the warrants terminated. A portion of consideration transferred to Cequent security holders in connection with the acquisition has been determined to be attributable to termination of notes payable and warrants, such amount being the net book value of notes payable and accrued interest, net of unamortized discount, which approximated $3.3 million. As a result, there was no gain or loss recognized upon termination.

The following table presents the activity in Notes payable and related discount for the years ended December 31, 2009 and 2010 (in thousands):

	Notes Payable	Discount	Notes Payable, net
Balance at January 1, 2009	$—	$—	$—
Issuances of notes payable and warrants	6,547	(881)	5,666
Payments	(5,547)	—	(5,547)
Amortization of discount to interest expense	—	198	198

Balance at December 31, 2009	1,000	(683)	317
Payments	(1,000)	—	(1,000)
Issuance of notes payable and warrants	3,000	(1,459)	1,541
Amortization of discount to interest expense	—	1,433	1,433
Termination of notes payable and warrants	(3,000)	709	(2,291)

Balance at December 31, 2010	$—	$—	$—